UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2011

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in this report, together with the exhibits attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 10, 2011, Xerium Technologies, Inc. (the “Company”) conducted a conference call regarding its financial results for the year ended December 31, 2010. A transcript of the conference call is furnished as Exhibit 99.1 to this Form 8-K. The transcript includes bracketed language to correct inadvertent errors in, or to clarify, the information provided on the call. The Company discussed a presentation on the conference call, which was furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and is incorporated herein by reference as Exhibit 99.2. Reconciliations of non-GAAP financial measures discussed on the conference call and in the presentation are included in (a) the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 9, 2011, and is incorporated herein by reference as Exhibit 99.3, and (b) the supplemental reconciliations of non-GAAP information, which were furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 9, 2011, and are incorporated herein by reference as Exhibit 99.4.

The transcript of the conference call contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached press release, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-Q for the period ended September 30, 2010 and subsequent filings. Any forward-looking statements included in the transcript are as of March 10, 2011 and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 9, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Transcript of investor conference call regarding the year ended December 31, 2010 financial results, held on March 10, 2011.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. March 10, 2011 earnings call (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).

99.3	Press Release of Xerium Technologies, Inc. dated March 9, 2011 relating to financial results for the year ended December 31, 2010 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: March 16, 2011	By:	/s/ Stephen Light
		Name:	Stephen Light
		Title:	Chairman, President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of investor conference call regarding the third quarter 2010 financial results, held on March 10, 2011.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. March 10, 2011 earnings call (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).

99.3	Press Release of Xerium Technologies, Inc. dated March 9, 2011 relating to financial results for the year ended December 31, 2010 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on March 9, 2011 and incorporated herein by reference).